EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Quarterly Report of Rub Music Enterprises, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Cornelius A. Hofman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a.

the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b.

the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2009

/s/ Cornelius A. Hofman

Cornelius A. Hofman

(Principal Executive and

Financial Officer)